Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Gary H. Guyton
Director of Planning and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
SECOND QUARTER 2014 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, August 4, 2014 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the three and six months ended June 30, 2014.

Financial Results for the Three Months and Six Months Ended June 30, 2014

Comstock reported net income of $1.9 million or 4¢ per share for the second quarter of 2014 as compared to a net loss from continuing operations of $21.5 million or 45¢ per share for the second quarter of 2013.  The second quarter 2014 results include an unrealized loss from derivative financial instruments of $5.8 million ($3.8 million after tax or 8¢ per share) and an impairment of oil and gas properties of $0.3 million ($0.2 million after tax).  Financial results for the second quarter of 2013 included an unrealized gain from derivative financial instruments of $0.6 million ($0.4 million after tax or 1¢ per share) and an impairment of oil and gas properties and unevaluated leases of $10.1 million ($6.6 million after tax or 14¢ per share).  Excluding these items from each quarter's results, net income for the second quarter of 2014 would have been $5.9 million or 12¢ per share as compared to a net loss from continuing operations of $15.3 million or 32¢ per share in the second quarter of 2013.

Comstock produced 1.1 million barrels of oil and 10.1 billion cubic feet of natural gas or 16.8 billion cubic feet of natural gas equivalent ("Bcfe") in the second quarter of 2014.  Oil production in the second quarter, which averaged 12,200 barrels of oil per day, grew 102% from the 6,048 barrels per day produced in the second quarter of 2013 and 17% from the 10,400 barrels per day in the first quarter of 2014.  Natural gas production in the second quarter of 2014 declined by 29% from natural gas production of 14.2 billion cubic feet in the second quarter of 2013.

Comstock's average realized natural gas price increased 19% to $4.42 per Mcf in the second quarter of 2014 as compared to $3.71 per Mcf realized in the second quarter of 2013.  The Company's average realized oil price, including realized hedging losses, declined by 9% to $96.27 per barrel in the second quarter of 2014 as compared to $105.30 per barrel in the second quarter of 2013.  Oil and gas sales (including realized gains or losses from hedging) of $151.7 million increased by 37% as compared to 2013's second quarter sales from continuing operations of $110.7 million.  Operating cash flow (before changes in working capital accounts) increased 63% to $107.5 million for the second quarter of 2014 as compared with operating cash flow from continuing operations of $66.0 million for the second quarter of 2013.  EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, increased 45% to $121.3 million in the second quarter of 2014 from EBITDAX from continuing operations of $83.9 million in the second quarter of 2013.

Comstock reported net income of $3.1 million or 6¢ per share for the first six months of 2014 as compared to a net loss from continuing operations of $46.0 million or 95¢ per share for the first six months of 2013.  The 2014 results include an unrealized loss from derivative financial instruments of $9.5 million ($6.2 million after tax or 13¢ per share) and an impairment of oil and gas properties of $0.3 million ($0.2 million after tax).  Financial results for the six months ended June 30, 2013 included an unrealized loss from derivative financial instruments of $8.1 million ($5.3 million after tax or 11¢ per share), a gain of $7.9 million ($5.1 million after tax or 11¢ per share) from sales of marketable securities and an impairment of oil and gas properties and unevaluated leases of $12.6 million ($8.2 million after tax or 17¢ per share).  Excluding these items from each period's results, net income for the first six months of 2014 would have been $9.5 million or 19¢ per share as compared to a net loss from continuing operations of $37.6 million or 78¢ per share in the first six months of 2013.

Comstock produced 2 million barrels of oil and 21.1 billion cubic feet of natural gas or 33.4 billion cubic feet of natural gas equivalent ("Bcfe") in the first six months of 2014.  Oil production in the six months ended June 30, 2014, which averaged 11,300 barrels of oil per day, grew 108% from the 5,400 barrels per day produced in the first six months of 2013.  Natural gas production in the first six months of 2014 declined by 29% from natural gas production of 29.8 billion cubic feet in the first six months of 2013.

Comstock's average realized natural gas price increased 34% to $4.57 per Mcf in the first six months of 2014 as compared to $3.42 per Mcf realized in the first six months of 2013.  The Company's average realized oil price, including realized hedging losses, declined by 11% to $95.78 per barrel in the first six months of 2014 as compared to $107.89 per barrel in the first six months of 2013.  Oil and gas sales (including realized gains or losses from hedging) of $292.3 million increased by 41% as compared to the six months ended June 30, 2013 sales from continuing operations of $208.0 million.  Operating cash flow (before changes in working capital accounts) increased 68% to $205.3 million for the first six months of 2014 as compared with operating cash flow from continuing operations of $122.3 million for the first six months of 2013.  EBITDAX increased 48% to $231.6 million in the first six months of 2014 from EBITDAX from continuing operations of $156.4 million in the first six months of 2013.

Drilling Results

Comstock reported the results to date of its 2014 drilling program, which is exclusively focused on increasing the Company's oil production and proved oil reserves.  During the first six months of 2014, Comstock spent $255.5 million on its development and exploration activities and $52.8 million on acreage and acquisition costs.  Comstock drilled 45 horizontal oil wells (31.6 net) and one natural gas well (0.2 net).  During 2014 Comstock has put on production 57 new oil wells (42.3 net) in its Eagleville field in South Texas and one oil well (1.0 net) in its East Texas Eagle Ford extension in Burleson County.

Since the Company's last update in May, the Company has completed 19 (13.8 net) additional horizontal Eagle Ford shale wells in South Texas.  These wells had an average per well initial production rate of 719 barrels of oil equivalent ("BOE") per day.  The wells with the highest initial production rates were the Hubberd "A" #3H, the Cortez "G" #2H and the Cortez "G" #3H.  These wells are located in McMullen County and had initial production rates of 892, 873, and 869 BOE per day, respectively.

As announced earlier, Comstock completed its first well on its Burleson County acreage during the second quarter, the Henry "A" #1H which had an initial production rate of 1,267 BOE per day and a 30 day rate of 774 BOE per day.  Comstock's second well, the Mach "A" #1H, is in the process of being completed and the Flencher "A" #1H, the third well, has been drilled to total depth and is awaiting completion.  Comstock recently commenced drilling operations on its fourth well, the Curington "A" #1H.

Comstock has planned a conference call for 10:00 a.m. Central Time on August 5, 2014, to discuss the operational and financial results for the second quarter of 2014.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 800-299-9630 (international dial-in use 617-786-2904) and provide access code 35352674 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 2:00 p.m. CT August 5, 2014 and will continue until 11:59 p.m. August 12, 2014.  To hear the replay, call 888-286-8010 (617-801-6888 if calling from outside the US).  The conference call access code is 18294994.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
	Revenues:
	Oil sales	$111,071	$55,073	$201,384	$100,813
	Natural gas sales	44,652	52,747	96,248	102,027
	Gain on sale of oil and gas properties	—	81	—	81
	Total revenues	155,723	107,901	297,632	202,921

	Operating expenses:
	Production taxes	6,467	3,883	12,068	6,004
	Gathering and transportation	3,138	4,354	6,914	8,556
	Lease operating	13,980	12,962	29,041	26,168
	Exploration(1)	—	9,754	—	12,347
	Depreciation, depletion and amortization	94,539	85,244	183,413	170,211
	General and administrative	9,614	9,056	17,983	17,843
	Impairment of oil and gas properties	256	652	256	652
	Total operating expenses	127,994	125,905	249,675	241,781

	Operating income (loss)	27,729	(18,004)	47,957	(38,860)

	Other income (expenses):
	Gain on sale of marketable securities	—	—	—	7,877
	Gain (loss) from derivative financial instruments	(9,850)	3,521	(14,796)	(2,926)
	Other income	39	196	290	441
	Interest expense(2)	(14,767)	(19,240)	(28,447)	(36,818)

	Total other income (expenses)	(24,578)	(15,523)	(42,953)	(31,426)

	Income (loss) before income taxes	3,151	(33,527)	5,004	(70,286)
	Benefit from (provision for) income taxes	(1,253)	11,996	(1,941)	24,238
	Income (loss) from continuing operations	1,898	(21,531)	3,063	(46,048)
	Income from discontinued operations, net of income taxes	—	151,236	—	148,609
	Net income	$1,898	$129,705	$3,063	$102,561

	Net income (loss) per share:
Basic	- income (loss) from continuing operations	$0.04	$(0.45)	$0.06	$(0.95)
	- income from discontinued operations	—	3.13	—	3.07
	- net income	$0.04	$2.68	$0.06	$2.12

Diluted	- income (loss) from continuing operations	$0.04	$(0.45)	$0.06	$(0.95)
	- income from discontinued operations	—	3.13	—	3.07
	- net income	$0.04	$2.68	$0.06	$2.12

	Dividends per common share	$0.125	$0.125	$0.250	$0.125

	Weighted average shares outstanding:
	Basic	46,651	46,754	46,616	46,742
	Diluted	47,004	46,754	46,941	46,742

(1)  Includes impairments of unevaluated leases of $9.5 million and $11.9 million in the three months and six months ended June 30, 2013.
(2)  $2.6 million, $0.7 million, $4.8 million and $1.7 million of interest expense was capitalized for the three months and six months ended June 30, 2014 and 2013, respectively.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

OPERATING CASH FLOW:

Net income	$1,898	$129,705	$3,063	$102,561
Reconciling items:
Income from discontinued operations	—	(151,236)	—	(148,609)
Deferred income taxes	1,230	(11,993)	1,904	(24,238)
Depreciation, depletion and amortization	94,539	85,244	183,413	170,211
Impairment of oil and gas properties	256	652	256	652
Dry hole costs and lease impairments	—	9,465	—	11,908
Gain on sale of assets	—	(81)	—	(7,958)
Loss (gain) from derivative financial instruments	9,850	(3,521)	14,796	2,926
Cash settlements of derivative financial instruments	(4,037)	2,881	(5,334)	5,201
Debt issuance cost and amortization of discount and premium	1,020	1,631	2,183	3,218
Stock-based compensation	2,734	3,222	4,997	6,440
Operating cash flow from continuing operations	107,490	65,969	205,278	122,312
Excess income taxes from stock-based compensation	(79)	273	1,019	2,015
Increase in accounts receivable	(6,390)	(3,234)	(29,266)	(22,293)
Increase in other current assets	(381)	(793)	(935)	(978)
Increase (decrease) in accounts payable and accrued liabilities	8,914	(20,310)	29,199	14,671
Net cash provided by continuing operations	109,554	41,905	205,295	115,727
Net cash provided by discontinued operations(1)	—	(31,244)	—	(7,715)
Net cash provided by operating activities	$109,544	$10,661	$205,295	$108,012

(1) $1.2 million and $6.7 million for the three months and six months ended June 30, 2013 excluding working capital changes.

EBITDAX:

Net income (loss) from continuing operations	$1,898	$(21,531)	$3,063	$(46,048)
Interest expense	14,767	19,240	28,447	36,818
Provision for (benefit from) income taxes	1,253	(11,996)	1,941	(24,238)
Depreciation, depletion and amortization	94,539	85,244	183,413	170,211
Exploration	—	9,754	—	12,347
Impairment of oil and gas properties	256	652	256	652
Gain on sale of assets	—	(81)	—	(7,958)
Loss (gain) from derivative financial instruments	9,850	(3,521)	14,796	2,926
Cash settlements of derivative financial instruments	(4,037)	2,881	(5,334)	5,201
Stock-based compensation	2,734	3,222	4,997	6,440
EBITDAX from continuing operations	121,260	83,864	231,579	156,351
EBITDAX from discontinued operations	—	4,684	—	13,651
Total EBITDAX	$121,260	$88,548	$231,579	$170,002

	As of
	June 30, 2014	December 31, 2013
BALANCE SHEET DATA:

Cash and cash equivalents	$3,813	$2,967
Other current assets	86,384	54,167
Property and equipment, net	2,193,498	2,066,735
Other	16,564	15,529
Total assets	$2,300,259	$2,139,398

Current liabilities	$179,667	$194,995
Long-term debt	975,151	798,700
Deferred income taxes	183,274	177,026
Other non-current liabilities	17,433	16,672
Stockholders' equity	944,734	952,005
Total liabilities and stockholders' equity	$2,300,259	$2,139,398

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2014
	East Texas/ North Louisiana	South Texas		Other	Total
Oil production (Mbbls)	13	1,094		5	1,112
Gas production (MMcf)	8,010	1,749		343	10,102
Total production (MMcfe)	8,088	8,312		373	16,773

Oil sales	$1,320	$109,254		$497	$111,071
Oil hedging settlements(1)	—	—		—	(4,037)
Total oil including hedging	1,320	109,254		497	107,034
Natural gas sales	34,423	8,695		1,534	44,652
Total oil and gas sales including hedging	$35,743	$117,949		$2,031	$151,686

Average oil price (per barrel)	$100.85	$99.88		$101.48	$99.90
Average oil price including hedging (per barrel)	$100.85	$99.88		$101.48	$96.27
Average gas price (per Mcf)	$4.30	$4.97		$4.47	$4.42
Average price (per Mcfe)	$4.42	$14.19		$5.45	$9.28
Average price including hedging (per Mcfe)	$4.42	$14.19		$5.45	$9.04

Production taxes	$789	$5,516		$162	$6,467
Gathering and transportation	$2,430	$619		$89	$3,138
Lease operating	$6,066	$7,268		$646	$13,980

Production taxes (per Mcfe)	$0.10	$0.66		$0.43	$0.39
Gathering and transportation (per Mcfe)	$0.30	$0.07		$0.24	$0.19
Lease operating (per Mcfe)	$0.75	$0.88		$1.73	$0.83

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$2,581		$5,309	$7,890
Development leasehold	17	146		—	163
Exploratory drilling	—	16,738		—	16,738
Development drilling	(36)	90,743		—	90,707
Other development	267	4,728		—	4,995
Total	$248	$114,936	(2)	$5,309	$120,493	(2)

(1)  Included in loss from derivative financial instruments in operating results.
(2)  Net of reimbursements received of $11.0 million under the Company's Eagle Ford shale joint venture.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	16	530		5	551	96	647
Gas production (MMcf)	12,038	1,782		386	14,206	141	14,347
Total production (MMcfe)	12,132	4,962		415	17,509	720	18,229

Oil sales	$1,453	$53,128		$492	$55,073	$8,043	$63,116
Oil hedging settlements(1)	—	—		—	2,881	—	2,881
Total oil including hedging	1,453	53,128		492	57,954	8,043	65,997
Natural gas sales	43,145	7,969		1,633	52,747	783	53,530
Total oil and gas sales including hedging	$44,598	$61,097		$2,125	$110,701	$8,826	$119,527

Average oil price (per barrel)	$94.00	$100.23		$101.36	$100.06	$83.34	$97.57
Average oil price including hedging (per barrel)	$94.00	$100.23		$101.36	$105.30	$83.34	$102.02
Average gas price (per Mcf)	$3.58	$4.47		$4.23	$3.71	$5.55	$3.73
Average price (per Mcfe)	$3.68	$12.31		$5.12	$6.16	$12.26	$6.40
Average price including hedging (per Mcfe)	$3.68	$12.31		$5.12	$6.32	$12.26	$6.56

Production taxes	$929	$2,810		$144	$3,883	$427	$4,310
Gathering and transportation	$3,479	$782		$93	$4,354	$170	$4,524
Lease operating	$6,755	$5,482		$725	$12,962	$3,545	$16,507

Production taxes (per Mcfe)	$0.08	$0.57		$0.35	$0.22	$0.59	$0.24
Gathering and transportation (per Mcfe)	$0.29	$0.16		$0.22	$0.25	$0.24	$0.25
Lease operating (per Mcfe)	$0.55	$1.10		$1.75	$0.74	$4.92	$0.90

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$2,600		$—	$2,600	$2,653	$5,253
Development leasehold	49	50		—	99	—	99
Development drilling	9,259	62,461		—	71,720	32,077	103,797
Other development	196	692		9	897	700	1,597
Total	$9,504	$65,803	(2)	$9	$75,316	$35,430	$110,746	(2)

(1)  Included in gain from derivative financial instruments in operating results.
(2)  Net of acreage and facility reimbursements received of $13.4 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2014
	East Texas/ North Louisiana	South Texas		Other	Total
Oil production (Mbbls)	30	2,008		9	2,047
Gas production (MMcf)	16,823	3,556		702	21,081
Total production (MMcfe)	17,002	15,603		757	33,362

Oil sales	$2,905	$197,571		$908	$201,384
Oil hedging settlements(1)	—	—		—	(5,334)
Total oil including hedging	2,905	197,571		908	196,050
Natural gas sales	73,980	18,830		3,438	96,248
Total oil and gas sales including hedging	$76,885	$216,401		$4,346	$292,298

Average oil price (per barrel)	$97.48	$98.40		$99.01	$98.39
Average oil price including hedging (per barrel)	$97.48	$98.40		$99.01	$95.78
Average gas price (per Mcf)	$4.40	$5.30		$4.90	$4.57
Average price (per Mcfe)	$4.52	$13.87		$5.74	$8.92
Average price including hedging (per Mcfe)	$4.52	$13.87		$5.74	$8.76

Production taxes	$1,601	$10,153		$314	$12,068
Gathering and transportation	$5,136	$1,593		$185	$6,914
Lease operating	$12,511	$15,214		$1,316	$29,041

Production taxes (per Mcfe)	$0.09	$0.65		$0.41	$0.36
Gathering and transportation (per Mcfe)	$0.30	$0.10		$0.24	$0.21
Lease operating (per Mcfe)	$0.74	$0.98		$1.75	$0.87

Oil and Gas Capital Expenditures:
Acquisitions	$—	$2,400		$—	$2,400
Exploratory leasehold	—	37,368		10,227	47,595
Development leasehold	103	2,729		—	2,832
Exploratory drilling	—	16,738		—	16,738
Development drilling	653	230,745		—	231,398
Other development	1,227	6,081		—	7,308
Total	$1,983	$296,061	(2)	$10,227	$308,271	(2)

(1)  Included in loss from derivative financial instruments in operating results.
(2)  Net of reimbursements received of $16.5 million under the Company's Eagle Ford shale joint venture.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	32	940		11	983	270	1,253
Gas production (MMcf)	25,437	3,563		834	29,834	410	30,244
Total production (MMcfe)	25,627	9,204		899	35,730	2,031	37,761

Oil sales	$2,957	$96,674		$1,182	$100,813	$22,777	$123,590
Oil hedging settlements(1)	—	—		—	5,201	—	5,201
Total oil including hedging	2,957	96,674		1,182	106,014	22,777	128,791
Natural gas sales	84,302	14,440		3,285	102,027	2,348	104,375
Total oil and gas sales including hedging	$87,259	$111,114		$4,467	$208,041	$25,125	$233,166

Average oil price (per barrel)	$93.79	$102.83		$108.22	$102.60	$84.30	$98.65
Average oil price including hedging (per barrel)	$93.79	$102.83		$108.22	$107.89	$84.30	$102.80
Average gas price (per Mcf)	$3.31	$4.05		$3.94	$3.42	$5.73	$3.45
Average price (per Mcfe)	$3.40	$12.07		$4.97	$5.68	$12.37	$6.04
Average price including hedging (per Mcfe)	$3.40	$12.07		$4.97	$5.82	$12.37	$6.17

Production taxes	$698	$5,030		$276	$6,004	$1,120	$7,124
Gathering and transportation	$7,036	$1,394		$126	$8,556	$501	$9,057
Lease operating	$14,248	$10,194		$1,726	$26,168	$9,853	$36,021

Production taxes (per Mcfe)	$0.03	$0.55		$0.31	$0.17	$0.55	$0.19
Gathering and transportation (per Mcfe)	$0.27	$0.15		$0.14	$0.24	$0.25	$0.24
Lease operating (per Mcfe)	$0.56	$1.11		$1.92	$0.73	$4.85	$0.95

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$4,539		$—	$4,539	$8,856	$13,395
Development leasehold	49	234		—	283	—	283
Development drilling	12,306	113,202		—	125,508	81,735	207,243
Other development	1,272	1,829		64	3,165	880	4,045
Total	$13,627	$119,804	(2)	$64	$133,495	$91,471	$224,966	(2)

(1)  Included in loss from derivative financial instruments in operating results.
(2) Net of acreage and facility reimbursements received of $21.5 million from joint venture partner.